United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 30, 2009

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	The Laclede Group, Inc. 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504
1-1822	Laclede Gas Company 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 2.02 Results of Operations and Financial Condition

See Item 7.01

Item 7.01 Regulation FD Disclosure

On October 30, 2009, the Company clarified its earnings news release for its unaudited results for the quarter and year ended September 30, 2009.  The revised release, included in Exhibit 99.1 attached to this report, includes clarifying language but does not affect any results in the release.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press release dated October 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.
Date: October 30, 2009	By:	/s/ D. H. Yaeger
D. H. Yaeger Chairman, President and Chief Executive Officer

LACLEDE GAS COMPANY
Date: October 30, 2009	By:	/s/ D. H. Yaeger
D. H. Yaeger Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Corrected earnings press release dated October 30, 2009.